UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 20, 2014

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (IRS Employer Identification No.)
2030 Dow Center, Midland, Michigan	48674
(Address of principal executive offices)	(Zip Code)
(989) 636-1000
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On November 20, 2014, The Dow Chemical Company (the “Company”) entered into a Support Agreement (the “Support Agreement”) with Third Point LLC, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Co., Ltd. (collectively, “Third Point”).

Pursuant to the terms of the Support Agreement, the Company will expand the size of the Company’s board of directors (the “Board”) by three directors to 13 directors as of January 1, 2015 and appoint Robert Steven Miller and Raymond J. Milchovich (the “Designees”) and Mark Loughridge to serve as directors of the Company on January 1, 2015.  The Company will include each of the Designees, Mark Loughridge, Richard Davis and nine other individuals on the Company’s slate of nominees for election to the Board at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”).  The Company also will decrease the size of the Board from 13 directors to 12 directors by the completion of the Company’s 2016 annual meeting.

Mr. Miller will be offered the opportunity to become a member of the Board’s Governance Committee, and Mr.. Milchovich will be offered the opportunity to become a member of the Compensation and Leadership Development Committee of the Board.

The Support Agreement also includes, among other provisions, certain standstill and voting commitments by Third Point, controlled affiliates of Third Point and Daniel S. Loeb, founder and Chief Executive Officer of Third Point LLC.  The description of the Support Agreement contained herein is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Support Agreement, on January 1, 2015, the Board shall appoint each of Robert Steven Miller, Raymond J. Milchovich and Mark Loughridge to serve as directors of the Company until the later of (1) the 2015 Annual Meeting and (2) the date that their successors are duly elected and qualified.

Mr. Miller will be offered the opportunity to become a member of the Board’s Governance Committee, and Mr. Milchovich will be offered the opportunity to become a member of the Compensation and Leadership Development Committee of the Board.

The description of the Support Agreement contained herein is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 8.01. Other Events

On November 21, 2014, the Company issued a press release announcing the addition of the four new directors to the Board.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference.  Also on November 21, 2014, the Company and Third Point issued a joint press release announcing the entry into the Support Agreement. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

10.1
Support Agreement, dated November 20, 2014, by and among The Dow Chemical Company and Third Point LLC, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Co., Ltd.

99.1	Press release issued by The Dow Chemical Company on November 21, 2014
99.2	Joint press release issued by The Dow Chemical Company and Third Point LLC on November 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: November 21, 2014

	By:	/s/ Charles J. Kalil
		Name:	Charles J. Kalil
		Title:	General Counsel, Corporate Secretary and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1
Support Agreement, dated November 20, 2014, by and among The Dow Chemical Company and Third Point LLC, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Co., Ltd.

99.1 99.2	Press release issued by The Dow Chemical Company on November 21, 2014. Joint press release issued by The Dow Chemical Company and Third Point LLC on November 21, 2014.

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